INVESCO EUROPEAN SMALL COMPANY FUND                                SUB-ITEM 77Q3


DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:     12/31/2011
FILE NUMBER :          811-1540
SERIES NO.:            18

-------------------------  -------------------------------------------------------
72DD.                       1  Total income dividends for which record date passed
                               during the period. (000's Omitted)
                               Class A            $     3,429
                            2  Dividends for a second class of open-end company
                               shares (000's Omitted)
                               Class B            $       221
                               Class C            $       345
                               Class Y            $       755

73A.                           Payments per share outstanding during the entire
                               current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A            $    0.4668
                            2  Dividends for a second class of open-end company
                               shares (form nnn.nnnn)
                               Class B            $    0.2452
                               Class C            $    0.2452
                               Class Y            $    0.4999

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                  7,698
                            2  Number of shares outstanding of a second class of
                               open-end company shares (000's Omitted)
                               Class B                    921
                               Class C                  1,434
                               Class Y                  1,481

74V.                        1  Net asset value per share (to nearest cent)
                               Class A            $      9.33
                            2  Net asset value per share of a second class of
                               open-end company shares (to nearest cent)
                               Class B            $      8.89
                               Class C            $      8.90
                               Class Y            $      9.35

INVESCO INTERNATION SMALL COMPANY FUND                             SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:       12/31/2011
FILE NUMBER :            811-1540
SERIES NO.:              19

-------------------------  -------------------------------------------------------
72DD.                      1  Total income dividends for which record date passed
                              during the period. (000's Omitted)
                              Class A             $     4,187
                           2  Dividends for a second class of open-end company
                              shares (000's Omitted)
                              Class B             $        87
                              Class C             $       191
                              Class Y             $       864
                              Institutional Class $     1,178

73A.                          Payments per share outstanding during the entire
                              current period: (form nnn.nnnn)
                           1  Dividends from net investment income
                              Class A             $    0.2418
                           2  Dividends for a second class of open-end company
                              shares (form nnn.nnnn)
                              Class B             $    0.0858
                              Class C             $    0.0858
                              Class Y             $    0.2945
                              Institutional Class $    0.3226

74U.                       1  Number of shares outstanding (000's Omitted)
                              Class A                  17,363
                           2  Number of shares outstanding of a second class of
                              open-end company shares (000's Omitted)
                              Class B                     996
                              Class C                   2,206
                              Class Y                   2,947
                              Institutional Class       3,977

74V.                       1  Net asset value per share (to nearest cent)
                              Class A             $     17.93
                           2  Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class B             $     17.36
                              Class C             $     17.37
                              Class Y             $     17.97
                              Institutional Class $     17.85

INVESCO SMALL CAP EQUITY FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:        12/31/2011
FILE NUMBER :             811-1540
SERIES NO.:               21

-------------------------  -----------------------------------------------------
74U.                       1  Number of shares outstanding (000's Omitted)
                              Class A                  30,357
                           2  Number of shares outstanding of a second class of
                              open-end company shares (000's Omitted)
                              Class B                   1,602
                              Class C                   4,380
                              Class R                   6,572
                              Class Y                   4,883
                              Institutional Class      13,336

74V.                       1  Net asset value per share (to nearest cent)
                              Class A             $     12.19
                           2  Net asset value per share of a second class of
                              open-end company shares (to nearest cent)
                              Class B             $     11.01
                              Class C             $     11.00
                              Class R             $     11.85
                              Class Y             $     12.30
                              Institutional Class $     12.72

INVESCO GLOBAL CORE EQUITY FUND                                    SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:         12/31/2011
FILE NUMBER :              811-1540
SERIES NO.:                23

-------------------------  -----------------------------------------------------
72DD.                      1 Total income dividends for which record date passed
                             during the period. (000's Omitted)
                             Class A              $    12,871
                           2 Dividends for a second class of open-end company
                             shares (000's Omitted)
                             Class B              $     1,073
                             Class C              $     1,002
                             Class R              $         6
                             Class Y              $       322
                             Institutional Class  $         3

73A.                         Payments per share outstanding during the entire
                             current period: (form nnn.nnnn)
                          1  Dividends from net investment income
                             Class A              $    0.1674
                          2  Dividends for a second class of open-end company
                             shares (form nnn.nnnn)
                             Class B              $    0.1431
                             Class C              $    0.1053
                             Class R              $    0.1073
                             Class Y              $    0.1885
                             Institutional Class  $    0.1877

74U.                      1  Number of shares outstanding (000's Omitted)
                             Class A                  104,089
                          2  Number of shares outstanding of a second class of
                             open-end company shares (000's Omitted)
                             Class B                   10,395
                             Class C                   16,069
                             Class R                       58
                             Class Y                    2,151
                             Institutional Class           25

74V.                      1  Net asset value per share (to nearest cent)
                             Class A              $     11.49
                          2  Net asset value per share of a second class of
                             open-end company shares (to nearest cent)
                             Class B              $     11.03
                             Class C              $     11.04
                             Class R              $     11.48
                             Class Y              $     11.49
                             Institutional Class  $     11.61